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                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

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                                FORM 8-A

           FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
               PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


                        WORLD COLOR PRESS, INC.
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         (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE                                       37-1167902
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(STATE OF INCORPORATION OR ORGANIZATION)                      (IRS EMPLOYER
                                                           IDENTIFICATION NO.)

THE MILL, 340 PEMBERWICK ROAD, GREENWICH, CONNECTICUT              06831
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


If this Form relates to the               If this Form relates to the
registration of a class of debt           registration of a class of debt
securities and is effective upon filing   securities and is to become
pursuant to General                       effective simultaneously with the
Instruction A(c)(1) please check          effectiveness of a concurrent
the following box. / /                    registration statement under the
                                          Securities Act of 1933 pursuant to
                                          General Instruction A(c)(2) please
                                          check the following box. / /

Securities to be registered pursuant to Section 12(b) of the Act:

       TITLE OF EACH CLASS                      NAME OF EACH EXCHANGE ON WHICH
       TO BE SO REGISTERED                      EACH CLASS IS TO BE REGISTERED
---------------------------------------  --------------------------------------

    ___% CONVERTIBLE SENIOR                      NEW YORK STOCK EXCHANGE, INC.
  SUBORDINATED NOTES DUE 2007

Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
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                                (TITLE OF CLASS)


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                                (TITLE OF CLASS)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      For a description of the ___% Convertible Senior Subordinated Notes due 2007 (the "NOTES"), of the Registrant, see the information under the caption "Description of Notes" in the Registration Statement on Form S-3 (File No. 333-35325) of the Registrant (the "REGISTRATION STATEMENT"), which description is hereby incorporated by reference herein. In addition, any prospectus contained in the Registration Statement that is filed pursuant to Rule 424(b) under the Securities Act of 1933 shall be deemed incorporated by reference herein. Application has been made to list the Notes on the New York Stock Exchange, Inc.

ITEM 2. EXHIBITS.*

          Exhibit No.                                Description
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               1.1                  Form of Indenture between the Company and
                                    the Trustee is incorporated herein by
                                    reference to the Registration Statement.












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* [Not filed with or incorporated by reference in copies of this registration statement filed with the Securities and Exchange Commission pursuant to Instruction I of the Instructions as to Exhibits.]


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      Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

September 16, 1997                              /s/ Jennifer L. Adams
                                        ----------------------------------------
                                        Jennifer L. Adams
                                        Executive Vice President, Chief Legal
                                        and Administrative Officer and Secretary



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